united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/16

ITEM 1. REPORTS TO SHAREHOLDERS.

 CONDUCTOR GLOBAL EQUITY VALUE FUND

Annual Report

October 31, 2016

Class A RAALX

Class C RACLX

Class I RAILX

Class Y RAYLX

www.conductorfunds.com

1-844-GO-RAILX (1-844-467-2459)

December 2016

First, let us begin by welcoming you to the third yearly update for the Conductor Global Fund. We have been pleased with the performance of the Fund over the past fiscal year and look forward to keeping you updated regularly on the status of the various positions in the portfolio and the global market and economic trends that affect our positioning.

Once again, 2016 has been defined by significant market swings. Unlike 2015, however, many of the broad major global equity indices have been able to meander towards solid yearly gains. Most importantly, we’ve seen signs that several long-lasting market trends may be in the process of reversing. Value began outperforming growth for the first time in several years, a shift that provided a nice performance tailwind. Likewise, emerging market stocks outperformed many of their developed market counterparts this year for the first time since the post-financial crisis period giving global investors hope that market sentiment is swinging back towards international stocks. Sector-wise, materials and energy names have regained their footing after two tough years.

From 10/31/2015 to 10/31/2016, the MSCI World was up 1.82%, and the MSCI AC World was up 2.66%. The MSCI AC World Value index was up 4.21%, while the growth index was up 1.11%. The MSCI AC Small-Cap Index was up 4.72% versus 2.65% for the large-cap index.

Over the same time span, the Conductor Global Fund was up 6.55%.

Disclosures:

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 1, 2017, to ensure that the net annual fund operating expenses will not exceed 2.15%, 2.90%, 1.90% and 1.25% attributable to Class A, Class C, Class I and Class Y shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would be 2.27%, 2.98%, 1.98% and 2.02% attributable to Class A, Class C, Class I and Class Y shares respectively. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 844-467-2459 or by visiting www.conductorfund.com.

Global Year in Review:

Fiscal Year 2016 was a year of shifting trends. Market trend shifts were subtle, but significant nonetheless. The political shifts in fiscal/calendar year 2016 have been earth-shaking.

●	Populism Reigns Worldwide: By far, the re-emergence of grass-roots populism in western developed countries became the biggest story of 2016 (and maybe the biggest story of the decade so far). The British vote to begin processes to exit the European Union, colloquially labeled as “Brexit”, passed in June, against all odds, despite overwhelming opposition from leading voices in corporate, financial, and academic circles, not to mention the political leadership of Britain’s major commercial cities, especially London. Fast forward to November and US voters fired their own shocking shot heard round the world by electing Donald Trump for US President. Meanwhile, other western governments and some developing states have also seen populist political platforms gain a considerable voice. In Europe, once marginalized parties like France’s National Front, the Party for Freedom in the Netherlands, and the Alternative for Germany have begun to challenge traditional center-right and center-left parties for vote share. In Asia, the Philippines’ new populist President, Rodrigo Duterte, is upending established domestic and foreign policy. Years of post-financial crisis economic stagnation combined with voter agitation over cross-border problems like Europe’s burgeoning refugee crisis or internal problems like drug crime acted in concert to drive working class and middle class voters towards alternatives. Considering the magnitude of the shifts in domestic and international sentiment, global equity markets acted remarkably well.

●	Emerging Market Stocks Over Developed Market Stocks; US over International: In calendar year 2016, the MSCI Emerging Markets index is beating the broader MSCI World for the first time since 2010. As of this writing, the MSCI EM index is up 13.57% versus 8.62% for the MSCI World. Coming into calendar year 2016, the EM index was trading at approximately 10x on a normalized 5-year trailing P/E basis, valuation levels not seen since the depths of the financial crisis. The recovery in energy, mining, and metals names has certainly played a part in the recovery. As far as developed markets are concerned, the US, represented by the S&P 500, has once again trounced the MSCI EAFE, an index that represents developed markets in Europe, Asia/Far East, and Australia. The S&P 500 is up 12.87% as of this writing versus 1.14% for the EAFE. The EAFE last outperformed the S&P 500 in 2012 (and just barely). Since the end of 2009, the S&P 500 is up approximately 130% versus approximately 31% for the EAFE (and approximately 6% for the aforementioned EM index).

●	Value over Growth: 2013 was the last time the MSCI World Value index outperformed its Growth equivalent; that outperformance was meager (less than a percentage point). From 2009 to the end of 2015, the MSCI World Growth index was up approximately 79% versus 56% for Value. There wasn’t much for traditional value managers to hang their collective hats on. This year, however, Value stocks have turned the tables in a big way with the Value index up 13.76% versus 3.62% for the MSCI World Growth. Traditionally, value vs. growth outperformance tends to run in intermediate to longer-term cycles. As a traditional value-oriented manager, this is a trend we can certainly get excited about.

●	Energy, Materials, and Financials Sectors—Green Shoots: Like the reversal in Value vs. Growth discussed above, the much-maligned Energy, Materials, and Financials sectors began to demonstrate outperformance for the first time in years (up 26.78%, 25.83%, and 15.3% respectively). Oil prices stabilized, as did many commodity prices. Financial company shares have taken heart from the advance in sovereign yields, especially US Treasury yields, since the conclusion of the US elections. All prices have responded to the emerging populist political platforms putting an emphasis on stimulative fiscal policy, such as tax cuts and increased infrastructure spending. Alternately, the formerly high-flying health-care sector has experienced significant underperformance, down 7.6% YTD as of this writing. The Consumer Staples, Consumer Discretionary, Utilities, and Telecom sectors have also underperformed YTD.

Conductor Global: Portfolio Positioning

Below, we provide the sector and geographic exposure breakdowns for the model portfolio/Conductor portfolio, both at fiscal year-end 2015 and fiscal year-end 2016. Of note, we break out the sector and geographic exposures embedded in any ETF exposure to show the true risk allocations and exposures. We also include the sector and geographic performance data for the index as a frame of reference.

Sector 10/31/15	Model Portfolio %	ACWI %	Differential
Cash	4.22%	0.12%	4.10%
Consumer Disc.	18.04%	13.16%	4.88%
Consumer Staples	7.24%	10.03%	-2.79%
Energy	7.49%	6.80%	0.69%
Financials	12.62%	20.71%	-8.09%
Funds (VXX)	0.67%	0.00%	0.67%
Health Care	13.65%	12.41%	1.24%
Industrials	10.52%	10.81%	-0.29%
Info Tech	16.07%	14.56%	1.51%
Materials	4.20%	4.48%	-0.28%
Telecom Svcs	3.75%	3.85%	-0.10%
Utilities	1.50%	3.05%	-1.55%

Sector 10/31/16	Model Portfolio %	ACWI %	Differential
Cash	2.07%	0.08%	1.99%
Consumer Disc.	19.47%	11.99%	7.48%
Consumer Staples	4.22%	10.01%	-5.79%
Energy	8.71%	6.90%	1.81%
Financials	11.56%	20.72%	-9.16%
Funds (VXX)	0.24%	0.00%	0.24%
Health Care	6.71%	11.27%	-4.56%
Industrials	9.84%	10.90%	-1.06%
Info Tech	18.90%	16.02%	2.88%
Materials	13.34%	5.05%	8.29%
Telecom Svcs	2.15%	3.73%	-1.58%
Utilities	2.81%	3.33%	-0.52%

MSCI AC World Sector Performance 10/31/15 to 10/31/16	Performance%
Consumer Disc.	-2.35%
Consumer Staples	4.41%
Energy	6.15%
Financials	0.54%
Health Care	-6.98%
Industrials	5.74%
Info Tech	11.11%
Materials	12.76%
Telecom Svcs	1.23%
Utilities	6.74%

Region 10/31/15	Model Portfolio %	ACWI %	Differential
Africa/Mid East	0.55%	1.06%	-0.51%
Asia Pacific	29.65%	17.77%	11.88%
Cash	4.22%	0.12%	4.10%
Central Asia	0.50%	0.72%	-0.22%
Eastern Europe	0.30%	0.66%	-0.36%
Funds (VXX)	0.67%	0.00%	0.67%
North America	45.75%	55.17%	-9.42%
South/Central Am.	0.35%	0.80%	-0.45%
Western Europe	18.01%	23.70%	-5.69%

Region 10/31/16	Model Portfolio %	ACWI %	Differential
Africa/Mid East	1.34%	1.20%	0.14%
Asia Pacific	45.94%	19.28%	26.66%
Cash	2.07%	0.08%	1.99%
Central Asia	0.00%	0.81%	-0.81%
Eastern Europe	1.91%	0.73%	1.18%
Funds (VXX)	0.24%	0.00%	0.24%
North America	31.79%	55.23%	-23.44%
South/Central Am.	4.32%	1.17%	3.15%
Western Europe	12.40%	21.50%	-9.10%

ACWI Region Performance 10/31/15 to 10/31/16 (USD)	Performance %
United States (S&P 500)	4.50%
Europe	-6.68%
Japan	3.63%
Asia AC ex-Japan	6.88%
EM Latin America	33.63%

Portfolio Positioning and Relative Performance Observations:

As a reminder, the investment process for adding individual equities to the Conductor Global Fund is not thematically oriented, but focused on quantitative fundamental metrics. The Fund screens global mid to large cap equities using a variety of traditional cash flow, income statement, and balance sheet ratios and adds companies exhibiting valuation ratios at levels below the overall levels for the relevant global indices. The typical portfolio company also exhibits lower quantitative probabilities for bankruptcy (i.e. better balance sheet health) at time of entry than the median company in global indices. To help avoid “value traps” and manage risk, the Conductor Fund also employs momentum-based technical rules to assist with stock selection. Likewise, technical rules help govern when positions should be removed from the portfolio. Finally, the Conductor Global Fund employs a top down model incorporating macroeconomic data, valuation data, and index-level technical data to assess overall market risk. During times of extremely high risk, the Conductor Global Fund has the capability of significantly reducing risk exposures. Overall, the shifts in exposures listed above and briefly described below are simply governed by the models we employ, not any qualitative judgment by the portfolio manager as to which sectors or geographies should out or underperform in the future.

SECTOR

●	The biggest shifts in sector risk exposures during the fiscal year occurred in Materials, which rose significantly on a relative and absolute basis relative over the course of the year as we began to pick up some undervalued names in the commodities space, primarily in emerging markets areas such as South Africa, Indonesia, and Brazil; and, Health Care, where exposure declined somewhat significantly due to triggered sell stops in several key portfolio companies. During the fiscal year period, financials exposure fluctuated significantly, falling to as low as 3%, then rising back at the end of the fiscal year towards the levels observed at the end of the 2015 FY. Since then, we’ve added several more percentage points of financials exposure making it currently one of our biggest allocations.

●	In regards to sector attribution relative to the AC World Index, every sector except industrials contributed to excess return during the fiscal year. Three sectors accounted for approximately 2/3 of excess return: Health Care, Consumer Staples, and Utilities. The bulk of the excess return attributable to Health Care names came from stock selection again, with a portion attributable to the underweight position for most of the year. In consumer staples, attribution was more evenly split between stock selection and underlying currency movements. Positive attribution in Utilities was largely attributable to a single utility position in Brazil, SABESP. Again, only one sector created negative attribution: industrials. All the negative relative return in this space can be attributed to stock selection.

GEOGRAPHY

●	In terms of geographic allocation, a trend towards EAFE exposure and away from US exposure continued over the course of the year, with more of the portfolio shift directed towards the Asia/Pacific region than the European region. Our current exposure to North American markets remains near the lowest levels observed since the inception of the fund, as does our overall exposure to Europe. Within the Asia/Pacific region, Japan still represents the bulk of that exposure, though we maintain significant exposure to companies located in South Korea, Hong Kong, and Australia to the portfolio in recent months. We have also added three companies in Indonesia to the portfolio. This reflects favorable valuations in overseas markets, as well as the fact that we’ve sold a number of US stocks that no longer meet our strict criteria for continued inclusion in the portfolio. Looking forward, using the valuation differential between US and international stocks as a guide, we anticipate that exposure to international equities will continue to exceed exposure to US stocks in coming quarters. In our view, emerging market equities continue to present especially compelling opportunities.

●	Portfolio outperformance during the year was primarily attributable to international stocks, with the Asia-Pacific region contributing the most to excess performance over the global benchmarks, followed by Europe, then by the Latin American region. The North American region slightly cost the portfolio excess return. In all cases stock selection contributed positively to overall attribution. Japanese and Australian stocks contributed much of the excess return in the Asia region, while the UK and Italy were the largest contributors in the European region. Brazilian stocks accounted for all of the LatAM attribution.

MARKET CAP

●	Large Cap names in the portfolio averaged approximately 51.6% of exposure over the course of the year vs. 96.9% for the benchmark and accounted for approximately 2/3 of outperformance relative to the benchmark this fiscal year.

●	Mid/Small Cap exposure, representing a weighted average of approximately 45.7% this year, contributed the remaining third of excess return, with all excess returns in this category attributable to Mid-Cap companies.

OTHER

●	As mentioned before, at various points we’ve employed an approximate 0.25% volatility ETF position in the portfolio to cover the potential for random negative tail risk events due to the overvaluation of US markets relative to long-term norms. Even with US markets observing outsized volatility this fiscal year, the position cost us approximately 0.36% of relative performance.

●	Otherwise, the overall top-down exposures model kept us fully invested for the entire year. Therefore, there are no unusual spikes in cash levels to report at this time. Over the course of the 2016 Fiscal Year, the weighted average cash balance in the fund was approximately 2.05%. As such, cash drag cost us approximately 0.25% of relative performance.

Portfolio Characteristics

The portfolio as currently constructed continues to reflect our value and quality orientations. Weighted average levels for portfolio and benchmark valuation metrics can be found in the following table:

Valuation Metric	Portfolio	MSCI AC World

EV/EBITDA, TTM	8.36x	9.92x
Price to Book	1.79x	2.04x
Price to Cash Flow	8.72x	10.25x
Price to Sales	0.91x	1.31x
Debt to Equity	91.12%	153.3%
Dividend Yield	2.00%	2.51%

Distributions

Based upon information provided by our administrator, Gemini Fund Services, there will not be any distributions this year, calendar year 2016, from the Conductor Global Fund.

Disclosures:

Investing in the Fund carries certain risks. Adverse changes in currency exchange rates may erode or reverse any potential gains from the Fund’s investments. The risk of investing in emerging market securities, primarily increased foreign investment risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. There can be a higher portfolio turnover due to active and frequent trading that may result in higher transactional and brokerage costs. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Conductor Funds. This and other information about the Funds is contained in the prospectus and should be read carefully before investing. The prospectus for both funds can be obtained by calling toll free 1-844-GO-RAILX or by clicking here. The Conductor Funds are distributed by Northern Lights Distributors, LLC., Member FINRA IronHorse Capital Management and Northern Lights Distributors, LLC are not affiliated.

Definitions:

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States*.

MSCI AC World Index: The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indexes comprising 23 developed and 21 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*

S&P 500 Index: The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*.

MSCI Europe Index: The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom*.

TOPIX: An index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the ‘first section’ on the TSE, which groups all of the large firms on the exchange into one pool. The second section groups all of the remaining smaller firms.

EV/EBITDA: A ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E trailing 12 month: The sum of a company’s price-to-earnings, calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. This measure differs from forward P/E, which uses earnings estimates for the next four quarters.

Altman Z-score: The output of a credit-strength test that gauges a publicly traded manufacturing company’s likelihood of bankruptcy. The Altman Z-score, is based on five financial ratios that can be calculated from data found on a company’s annual 10K report. The Altman Z-score is calculated as follows:

Z-Score = 1.2A + 1.4B + 3.3C + 0.6D + 1.0E

Where:

A = Working Capital/Total Assets

B = Retained Earnings/Total Assets

C = Earnings Before Interest & Tax/Total Assets

D = Market Value of Equity/Total Liabilities

E = Sales/Total Assets

A score below 1.8 means the company is probably headed for bankruptcy, while companies with scores above 3.0 are not likely to go bankrupt. The lower/higher the score, the lower/higher the likelihood of bankruptcy.

4827-NLD-12/13/2016

Conductor Global Equity Value Fund
Portfolio Review (Unaudited)
October 31, 2016

The Fund’s performance figures* for the periods ended October 31, 2016, compared to its benchmark:

		Annualized Inception	Annualized Inception	Since Inception Date	Since Inception Date
	One Year	Date 12/27/2013	Date 4/15/2014	9/17/2015	4/19/16
Class A with Load (a)	0.18%	N/A	1.87%	N/A	N/A
Class A	6.27%	N/A	4.25%	N/A	N/A
Class C	5.49%	N/A	N/A	7.33%	N/A
Class I	6.55%	3.08%	N/A	N/A	N/A
Class Y (b)	N/A	N/A	N/A	N/A	6.13%
MSCI World Total Return Index (c)	1.79%	3.37%	3.64%	4.71%	1.32%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Per the fee table in the supplement to the February 29, 2016 prospectus, dated September 27, 2016, the Fund’s total annual operating expense ratio is 2.27%, 2.98%, 1.98%, and 2.02% for Class A, Class C, Class I, and Class Y shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-844-GO-RAILX.

(a)	Class A with load total return is calculated using the maximum sales charge of 5.75%

(b)	Conductor Global Fund Class Y commenced investment operations on April 19, 2016

(c)	The MSCI World Total Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Total Return Index consists of 23 developed market country indexes. You cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition as of October 31, 2016

Holdings by Industry/Asset Class	% of Net Assets	Holdings by Country	% of Market Value
Equity Funds	9.3%	United States	28.8%
Auto Parts & Equipment	7.4%	Japan	24.3%
Retail	7.2%	Australia	5.6%
Electronics	6.2%	Global ETF	8.8%
Mining	5.3%	China	4.5%
Engineering & Construction	5.2%	South Korea	4.3%
Short-Term Investments	5.1%	Brazil	4.0%
Commercial Services	4.7%	Indonesia	2.7%
Telecommunications	4.4%	Italy	2.2%
Semiconductors	4.3%	Hong Kong	1.8%
Other**	43.6%	Other^	13.0%
Other Assets and Liabilities -Net	(2.7)%		100.0%
	100.0%

**	Other represents less than 4.3% weightings in the following industries: Automanufacturers, Building Materials, Chemicals, Coal, Computers, Distribution/Wholesale, Electric, Entertainment, Food, Healthcare Products, Healthcare Services, Iron/Steel, Lodging, Machinery Construction & Mining, Metal Fabricate/Hardware, Miscellaneous Manufacturing, Oil & Gas, Oil and Gas Services, Pharmaceuticals, Real Estate, Software, Textiles, Trucking & Leasing and Water.

^	Other countries represents less than 1.8% weightings in the following countries: Bermuda, Britain, Canada, Finland, France, Ireland, Luxembourg, Norway, Poland, Singapore, South Africa and Turkey.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Fair Value
	COMMON STOCKS - 88.3%
	AUTO MANUFACTURERS - 1.8%
865,000	Geely Automobile Holdings, Ltd.	$892,345

	AUTO PARTS & EQUIPMENT - 7.4%
12,900	Bridgestone Corp.	480,597
59,000	Calsonic Kansei Corp.	738,307
2,047	Hyundai Mobis Co., Ltd.	490,171
18,800	Koito Manufacturing Co., Ltd.	980,387
30,800	Nissin Kogyo Co., Ltd.	455,471
17,300	TS Tech Co., Ltd.	463,430
		3,608,363
	BUILDING MATERIALS - 0.9%
165,000	Anhui Conch Cement Co., Ltd.	457,456

	CHEMICALS - 4.0%
30,500	Nissan Chemical Industries, Ltd.	1,034,710
3,561	Terra Nitrogen Co. LP	369,418
50,300	Toagosei Co., Ltd.	560,511
		1,964,639
	COAL - 1.6%
855,400	Tambang Batubara Bukit Asam Persero Tbk PT	780,140

	COMMERCIAL SERVICES - 4.7%
12,726	Cintas Corp.	1,357,482
19,716	DeVry Education Group, Inc.	447,553
25,900	Duskin Co., Ltd.	497,371
		2,302,406
	COMPUTERS - 2.3%
8,597	Cap Gemini SA	711,326
14,989	Insight Enterprises, Inc. *	431,533
		1,142,859
	DISTRIBUTION/WHOLESALE - 0.8%
22,000	Canon Marketing Japan, Inc.	379,978

	ELECTRIC - 1.2%
188,610	Cia Energetica de Minas Gerais	580,870

	ELECTRONICS - 6.2%
32,689	AVX Corp.	458,300
33,000	Japan Aviation Electronics Industry Ltd.	472,303

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Fair Value
	ELECTRONICS - 6.2% (Continued)
18,824	Sanmina Corp. *	$520,484
7,029	Tech Data Corp. *	541,374
19,000	Tokyo Seimitsu Co., Ltd.	518,371
35,828	Vishay Intertechnology, Inc.	505,175
		3,016,007
	ENGINEERING & CONSTRUCTION - 5.2%
85,100	Hazama Ando Corp.	549,058
28,400	JGC Corp.	502,409
24,000	Maeda Road Construction Co., Ltd.	443,983
54,000	Takuma Co., Ltd.	495,884
84,763	WorleyParsons, Ltd. *	548,254
		2,539,588
	ENTERTAINMENT - 1.1%
30,889	Eros International PLC ^*	548,280

	FOOD - 2.7%
389,378	Metcash, Ltd. *	589,632
32,700	Yamazaki Baking Co., Ltd.	733,132
		1,322,764
	HEALTHCARE-PRODUCTS - 1.0%
6,151	Medtronic PLC	504,505

	HEALTHCARE-SERVICES - 1.6%
5,410	UnitedHealth Group, Inc.	764,595

	IRON/STEEL - 2.2%
64,906	Kumba Iron Ore, Ltd. *	657,990
39,273	Labrador Iron Ore Royalty Corp.	430,457
		1,088,447
	LODGING - 0.9%
655,000	SJM Holdings Ltd.	453,568

	MACHINERY-CONSTRUCTION & MINING - 2.1%
96,466	Outotec OYJ *	419,600
355,800	United Tractors Tbk PT	589,682
		1,009,282
	MACHINERY-DIVERSIFIED - 2.0%
17,518	Metso OYJ	458,957
10,261	SFA Engineering Corp.	519,215
		978,172
	METAL FABRICATE/HARDWARE - 0.9%
32,719	Tenaris SA	461,962

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Fair Value
	MINING - 5.3%
173,777	Alacer Gold Corp. *	$351,379
30,281	BHP Billiton, Ltd.	531,587
24,233	KGHM Polska Miedz SA	437,639
86,980	Koza Altin Isletmeleri AS	493,810
146,589	OZ Minerals, Ltd.	747,365
		2,561,780
	MISCELLANIOUS MANUFACTURING - 1.0%
32,500	Nikon Corp.	490,817

	OIL & GAS - 1.8%
363,000	CNOOC, Ltd.	462,009
6,778	Helmerich & Payne, Inc. ^	427,760
		889,769
	OIL & GAS SERVICES - 2.0%
45,238	John Wood Group PLC	424,727
27,167	TGS Nopec Geophysical Co ASA	551,476
		976,203
	PHARMACEUTICALS - 4.0%
39,264	Recordati SpA	1,109,602
13,574	VCA, Inc. *	834,258
		1,943,860
	REAL ESTATE - 1.2%
277,000	Daikyo, Inc.	593,091

	RETAIL - 7.2%
701,000	Belle International Holdings Ltd.	424,857
23,400	Doutor Nichires Holdings Co., Ltd.	468,512
11,383	Kohl’s Corp.	498,006
468,318	Myer Holdings, Ltd.	418,731
11,581	Nu Skin Enterprises, Inc.	713,969
6,105	The Children’s Place, Inc.	463,675
18,612	The Gap, Inc.	513,505
		3,501,255
	SEMICONDUCTORS - 4.3%
34,627	Kulicke & Soffa Industries, Inc. *	458,462
41,068	Marvell Technology Group, Ltd.	535,116
383	Samsung Electronics Co., Ltd.	548,601
16,122	SK Hynix, Inc.	577,673
		2,119,852
	SOFTWARE - 2.6%
22,400	DeNA Co., Ltd.	720,483
13,486	ManTech International Corp.	523,661
		1,244,144

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Shares		Fair Value
	TELECOMMUNICATIONS - 4.4%
37,500	China Mobile Ltd.	$429,650
14,074	NETGEAR, Inc. *	710,737
18,887	NeuStar, Inc.	424,013
24,200	NTT DOCOMO, Inc.	608,080
		2,172,480
	TEXTILES - 1.3%
102,277	Cia Hering	629,974

	TRUCKING & LEASING - 1.0%
14,924	The Greenbrier Cos., Inc. ^	470,106

	WATER - 1.6%
74,811	Cia de Saneamento Basico do Estado de Sao Paulo	796,352

	TOTAL COMMON STOCKS (Cost - $35,138,522)	43,185,909

	EXCHANGE TRADED FUNDS AND NOTES - 9.3%
	EQUITY FUNDS - 9.3%
3,517	iPATH S&P 500 VIX Short-Term Futures ETN	120,070
84,491	iShares Global Financials ETF	4,421,415
	TOTAL EXCHANGE TRADED FUNDS AND NOTES - (Cost - $4,690,537)	4,541,485

	SHORT-TERM INVESTMENTS - 5.1%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 2.8%
1,364,700	Milestone Treasury Obligations Portfolio - Institutional Class, 0.15% (a)	1,364,700

	MONEY MARKET FUND - 2.3%
1,130,953	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio - Institutional Class, 0.37%	1,130,953

	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,495,653)	2,495,653

	TOTAL INVESTMENTS - 102.7% (Cost - $42,324,712) (b)	50,223,047
	OTHER ASSETS AND LIABILITIES - NET - (2.7)%	(1,309,906)
	TOTAL NET ASSETS - 100.0%	$48,913,141

*	Non-income producing security.

^	All or a portion of the security is on loan. Total loaned securities had a value of $1,408,590 at October 31, 2016.

(a)	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Distributor.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $42,340,897 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$8,537,268
Unrealized Depreciation:	(655,118)
Net Unrealized Appreciation:	$7,882,150

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
Statement of Assets and Liabilities
October 31, 2016

ASSETS
Investment securities:
Total securities, at cost	$42,324,712
Total securities, at fair value	$50,223,047
Cash *	43,890
Dividends and interest receivable	88,171
Receivable for Fund shares sold	8,000
Prepaid expenses and other assets	39,333
TOTAL ASSETS	50,402,441

LIABILITIES
Collateral on securities loaned (see note 6)	1,408,590
Investment advisory fees payable	52,557
Distribution (12b-1) fees payable	606
Payable to related parties	9,411
Accrued expenses and other liabilities	18,136
TOTAL LIABILITIES	1,489,300
NET ASSETS	$48,913,141

NET ASSETS CONSIST OF:
Paid in capital	$45,278,147
Undistributed net investment loss	(76,002)
Accumulated net realized loss on investments and currency transactions	(4,186,005)
Net unrealized appreciation of investments and currency transactions	7,897,001
NET ASSETS	$48,913,141

*	Collateral for securities on loan.

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
Statement of Assets and Liabilities (Continued)
October 31, 2016

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$1,886,926
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	174,100
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.84
Maximum offering price per share (maximum sales charge of 5.75%) (a)(b)	$11.50

Class C Shares:
Net Assets	$257,898
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	23,968
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.76

Class I Shares:
Net Assets	$45,922,850
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,215,025
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.90

Class Y Shares:
Net Assets	$845,467
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	77,473
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.91

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
Statement of Operations
For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividend Income (Foreign Taxes Withheld $32,195)	$752,060
Interest Income	2,448
Securities Lending (Net)	11,365
TOTAL INVESTMENT INCOME	765,873

EXPENSES
Investment advisory fees	609,867
Distribution (12b-1) fees:
Class A	3,283
Class C	2,250
Registration fees	52,859
Legal fees	37,370
Administrative services fees	30,157
Transfer agent fees	27,309
Non 12b-1 shareholder services	25,463
Audit fees	22,819
Accounting services fees	18,926
Printing and postage expenses	16,422
Custodian fees	15,953
Trustees fees and expenses	14,753
Compliance officer fees	10,362
Insurance expense	2,959
Other expenses	2,835
TOTAL EXPENSES	893,587

Less: Fees waived by the Advisor	(99,424)

NET EXPENSES	794,163

NET INVESTMENT LOSS	(28,290)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(1,198,119)
Foreign Currency Transactions	(44,811)
Realized loss on investments and foreign currency transactions	(1,242,930)

Net change in unrealized appreciation (depreciation) of:
Investments	3,956,805
Foreign Currency Translations	32,777
Unrealized appreciation on investments and foreign currency transactions	3,989,582

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,746,652

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,718,362

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2016 (a)	2015 (b)
FROM OPERATIONS
Net investment income/(loss)	$(28,290)	$6,295
Net realized loss from investments and foreign currency transactions	(1,242,930)	(285,876)
Net change in unrealized appreciation of investments and foreign currency transactions	3,989,582	1,765,390
Net increase in net assets resulting from operations	2,718,362	1,485,809

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	921,380	1,057,960
Class C	245,500	20
Class I	6,149,583	3,455,787
Class Y	776,864	—
Payments for shares redeemed:
Class A	(229,308)	(47)
Class I	(754,942)	(1,223,406)
Net increase in net assets from shares of beneficial interest	7,109,077	3,290,314

TOTAL INCREASE IN NET ASSETS	9,827,439	4,776,123

NET ASSETS
Beginning of Period	39,085,702	34,309,579
End of Period*	$48,913,141	$39,085,702
*Includes undistributed net investment loss of:	$(76,002)	$(37,252)

SHARE ACTIVITY
Class A:
Shares Sold	87,793	107,503
Shares Redeemed	(22,440)	(5)
Net increase in shares of beneficial interest outstanding	65,353	107,498

Class C:
Shares Sold	23,966	2
Net increase in shares of beneficial interest outstanding	23,966	2

Class I:
Shares Sold	576,950	336,393
Shares Redeemed	(75,119)	(119,906)
Net increase in shares of beneficial interest outstanding	501,831	216,487

Class Y:
Shares Sold	77,473	—
Net increase in shares of beneficial interest outstanding	77,473	—

(a)	The Conductor Global Equity Value Fund Class Y commenced investment operations on April 19, 2016.

(b)	The Conductor Global Equity Value Fund Class C commenced investment operations on September 17, 2015.

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A Shares
	Year Ended	Year Ended		Period Ended
	October 31,	October 31,		October 31, 2014
	2016	2015		2014 (1)
Net asset value, beginning of period	$10.20	$9.80		$9.75
Activity from investment operations:
Net investment income (loss) (2)	(0.03)	0.00	(10)	(0.01)
Net realized and unrealized gain on investments	0.67	0.40		0.06	(3)
Total from investment operations	0.64	0.40		0.05
Net asset value, end of period	$10.84	$10.20		$9.80
Total return (4)	6.27%	4.08%		0.51%
Net assets, at end of period (000’s)	$1,887	$1,109		$12
Ratio of gross expenses to average net assets (6)(8)	2.37%	2.49%		2.51	% (7)
Ratio of net expenses to average net assets (8)	2.14%	2.18%		2.20	% (7)
Ratio of net investment income (loss) to average net assets (8)(9)	(0.33)%	0.02%		(0.22	)% (7)
Portfolio Turnover Rate	123%	86%		99	% (5)

(1)	The Conductor Global Equity Value Fund Class A commenced investment operations on April 15, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(10)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C Shares
	Year Ended	Period Ended
	October 31,	October 31,
	2016	2015 (1)
Net asset value, beginning of period	$10.20	$9.94
Activity from investment operations:
Net investment income/(loss) (2)	(0.11)	0.03
Net realized and unrealized gain on investments	0.67	0.23
Total from investment operations	0.56	0.26
Net asset value, end of period	$10.76	$10.20
Total return (3)	5.49%	2.62%
Net assets, at end of period (000’s)	$258	$21	(9)
Ratio of gross expenses to average net assets (5)(7)	3.11%	3.18	% (6)
Ratio of net expenses to average net assets (7)	2.88%	2.93	% (6)
Ratio of net investment income to average net assets (7)(8)	(1.05)%	2.52	% (6)
Portfolio Turnover Rate	123%	86	% (4)

(1)	The Conductor Global Equity Value Fund Class C commenced investment operations on September 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of sales charges and, if applicable, wire redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(9)	Actual net assets, not rounded.

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I Shares
	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31, 2014
	2016	2015	2014 (1)
Net asset value, beginning of period	$10.23	$9.81	$10.00
Activity from investment operations:
Net investment income/(loss) (2)	(0.01)	0.00 (3)	0.01
Net realized and unrealized gain (loss) on investments	0.68	0.42	(0.20)
Total from investment operations	0.67	0.42	(0.19)
Net asset value, end of period	$10.90	$10.23	$9.81
Total return (4)	6.55%	4.28%	(1.90)%
Net assets, at end of period (000s)	$45,923	$37,977	$34,297
Ratio of gross expenses to average net assets (6)(8)	2.11%	2.20%	2.26	% (7)
Ratio of net expenses to average net assets (8)	1.87%	1.95%	1.95	% (7)
Ratio of net investment income to average net assets (8)(9)	(0.06)%	0.02%	0.08	% (7)
Portfolio Turnover Rate	123%	86%	99	% (5)

(1)	The Conductor Global Equity Value Fund Class I commenced investment operations on December 27, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class Y Shares
Period Ended
October 31,
2016 (1)
Net asset value, beginning of period	$10.28
Activity from investment operations:
Net investment income (2)	0.01
Net realized and unrealized gain on investments	0.62
Total from investment operations	0.63
Net asset value, end of period	$10.91
Total return (3)	6.13%
Net assets, at end of period	$845
Ratio of gross expenses to average net assets (5)(6)(7)	2.04%
Ratio of net expenses to average net assets (6)(7)	1.39%
Ratio of net investment income to average net assets (6)(7)(8)	0.24%
Portfolio Turnover Rate (4)	123%

(1)	The Conductor Global Fund Class Y commenced investment operations on April 19, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Turnover is calculated based on Fund level and is not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	ORGANIZATION

The Conductor Global Equity Value Fund, formerly the Conductor Global Fund, (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund offers Class A, Class C, Class I, and Class Y shares. The Fund commenced investment operations for Class I shares on December 27, 2013. Class A shares commenced investment operations on April 15, 2014. Class C shares commenced investment operations on September 17, 2015. Class Y shares commenced investment operations on April 19, 2016. The investment objective is to provide long-term risk-adjusted total return.

Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of October 31, 2016 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$43,185,909	$—	$—	$43,185,909
Exchange Traded Funds and Notes	4,541,485	—	—	4,541,485
Short-Term Investments	2,495,653	—	—	2,495,653
Total	$50,223,047	$—	$—	$50,223,047

*	Please refer to the Portfolio of Investments for industry classifications.

There were no transfers between levels during the current period presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments,

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2014 to October 31, 2015, or expected to be taken in the Fund’s October 31, 2016 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2016, amounted to $57,623,221 and $49,747,196, respectively.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – IronHorse Capital, LLC serves as the Fund’s Investment Adviser (the “Advisor”). Effective October 1, 2016, under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. Prior to October 1, 2016, the Advisor received monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended October 31, 2016, the Fund incurred advisory fees in the amount of $609,867.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until March 1, 2017, so that the total annual operating expenses of the Conductor Global Equity Value Fund do not exceed 2.15%, 2.90%, 1.90%, and 1.25% of the average daily net assets of Class A, Class C, Class I, and Class Y, respectively. Prior to October 1, 2016, the expense limitation for class Y was 1.50% of the average daily net assets of Class Y. For the year ended October 31, 2016, the Advisor waived $99,424 of its fees.

Prior to February 29, 2016, the Advisor agreed to waive all or a portion of its management fees so that the total annual operating expenses, or extraordinary expenses, did not exceed 2.18%, 2.93% and 1.93% of average daily net assets for Class A, Class C and Class I, respectively.

Prior to February 28, 2015, the Advisor agreed to waive all or a portion of its management fees so that the total annual operating expenses, or extraordinary expenses, did not exceed 2.20% and 1.95% of average daily net assets for Class A and Class I, respectively.

These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

The following amounts are subject to recapture by the Fund by the following dates:

10/31/2017	$102,335
10/31/2018	$90,754
10/31/2019	$99,424

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended October 31, 2016, $3,283 and $2,250 of 12b-1 fees was incurred for Class A shares and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. For the year ended October 31, 2016, the Distributor received $42,920 and $2,455 in underwriting commissions for sales of Class A shares and Class C shares, respectively, of which $6,364 and $0 was retained by the principal underwriter for Class A shares and Class C shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

5.	TAX COMPONENTS OF CAPITAL

As of October 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Late	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Year	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(89,668)	$(4,156,154)	$—	$7,880,816	$3,634,994

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $89,668.

At October 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$4,156,154	$—	$4,156,154

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and net operating losses, resulted in reclassifications for the year ended October 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(34,351)	$(10,460)	$44,811

6.	SECURITIES LENDING

Under an agreement with BNP Paribas (“BNP”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash and non-cash collateral, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Funds’ security lending procedures. Non-cash collateral is securities issued or guaranteed by the U.S. Government or its agencies. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNP to the borrowers is remitted to BNP as lending agent, and the remainder is paid to the Fund. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

At October 31, 2016, the Fund loaned securities and received cash collateral for the loan. A portion of this cash was invested in the Milestone Treasury Obligations Fund. The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Distributor. The Fund receives compensation relating to the lending of the Fund’s securities.

The percentage of total investment income the Fund received from the investment of cash collateral retained by the lending agent, BNP, was as follows:

Market Value of	Market Value of	Percentage of Total
Loaned Securities	Collateral	Investment Income
$1,382,132	$1,408,590	1.48%

Gross Amounts Not Offset in
the Statement of Assets and
Liabilities
Gross Amounts
	Recognized in	Financial	Cash
	Statements of Assets	Instruments	Collateral		Net Amount
	and Liabilities	Pledged	Pledged		of Assets

Description of Liability
Securities Loaned	$1,408,590	$—	$1,408,590	(1)	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

The following table breaks out the holdings pledged as collateral as of October 31, 2016:

	Overnight and	Up to
	Continuous	30 Days	Total

Milestone Treasury Obligations Fund	$1,364,700	$—	$1,364,700
Cash	43,890	—	43,890
Total	$1,408,590	$—	$1,408,590

The fair value of the securities loaned for Fund totaled $1,382,132 at October 31, 2016, respectively. The securities loaned are noted in the Portfolio of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $1,364,700 at October 31, 2016. These amounts are offset by a liability recorded as “Securities lending collateral.” At October 31, 2016, the Fund received cash collateral of $43,890 which was not reinvested and is disclosed as cash on the Statements of Assets and Liabilities.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2016 Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 75% of the voting securities of the Conductor Global Equity Value Fund.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

8.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended October 31 , 2016, the Fund did not assess any redemption fees.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Grant Thornton LLP
Grant Thornton Tower 171 N. Clark Street, Suite 200
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Chicago, IL 60601-3370
T 312.856.0200
Board of Trustees and Shareholders	F 312.565.4719
Conductor Global Equity Value Fund	www.GrantThornton.com

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Conductor Global Equity Value Fund, formerly the Conductor Global Fund, (a fund in the Two Roads Shared Trust) (the “Fund”) as of October 31, 2016, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended October 31, 2015, and financial highlights for the year ended October 31, 2015 and for the period December 29, 2013 (commencement of operations) though October 31, 2014 were audited by other auditors whose report thereon dated December 29, 2015, expressed an unqualified opinion on the financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conductor Global Equity Value Fund as of October 31, 2016, and the results of its operations, changes in its net assets and its financial highlights for year then ended in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 29, 2016

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Conductor Global Equity Value Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Conductor Global Equity Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense Ratio
Actual *	Value 5/1/2016	10/31/2016	Period 5/1/16 – 10/31/16	5/1/16 – 10/31/16
Class A	$1,000.00	$1,052.40	$11.04	2.14%
Class C	1,000.00	1,048.70	14.83	2.88%
Class I	1,000.00	1,054.20	9.66	1.87%
Class Y	1,000.00	1,055.10	7.18	1.39%

Hypothetical	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense Ratio
(5% return before expenses) *	Value 5/1/2016	10/31/2016	Period 5/1/16 – 10/31/16	5/1/16 – 10/31/16
Class A	$1,000.00	$1,014.38	$10.84	2.14%
Class C	1,000.00	1,010.66	14.56	2.88%
Class I	1,000.00	1,015.74	9.48	1.87%
Class Y	1,000.00	1,018.15	7.05	1.39%

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2016

Approval of Advisory Agreement – Conductor Global Equity Value Fund

At a meeting held on October 18, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), considered the renewal of the investment advisory agreement (the “Agreement”) between IronHorse Capital LLC (“IronHorse” or the “Adviser”) and the Trust, on behalf of the Conductor Global Equity Value Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Conductor; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and expense ratio to those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (viii) performance information of the Fund compared to its benchmark index and an independently selected group of mutual funds with similar investment strategies. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry).

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from IronHorse. During the Meeting, the Board was advised by, and met, in executive sessions with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law.

The evaluation process with respect to the Adviser is an ongoing one. In evaluating the Agreement, the Board also took into account the Board’s knowledge, resulting from their meetings and other interactions throughout the year and past years, of IronHorse, its services and the Fund.

In its consideration of the Agreement, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by IronHorse related to the Agreement with the Trust regarding the Fund, including the Agreement, a description of the manner in which investment decisions are made and executed, IronHorse’s Form ADV, a review of the financial condition of IronHorse, an overview of the personnel that service the Fund and their respective responsibilities, IronHorse’s compliance policies and procedures, including a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and policies and procedures relating to business continuity and cyber-security, a written risk assessment of IronHorse’s compliance program, information about IronHorse’s risk management processes, and an independent report prepared by Morningstar analyzing the performance record, fees and expenses of the Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusions, the Board considered the experience and qualifications of IronHorse’s management team, the performance of the Fund, recent activity by the Adviser to improve services to the Fund and continue to grow its Fund business, and a continuing commitment to the operation of the Adviser’s compliance program. The Board considered that IronHorse had continued to gain experience with managing a global portfolio and had demonstrated a commitment to its management of the Fund, including lowering the investment advisory fee in advance of potential regulatory changes in order to make the Fund a more attractive investment product to potential investors. The Board also considered that IronHorse continued to retain a compliance consultant to monitor the operation of its compliance program and its consistency with industry best practices. The Board concluded that IronHorse had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures required to

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2016

perform its duties under the Agreement and that the nature, overall quality and extent of the management services provided by IronHorse to the Fund were satisfactory and reliable.

Performance. The Board considered a report prepared by Morningstar, an independent third party reviewer of mutual fund data (the “Morningstar Report”) that included the Fund’s performance for the one-year period ended June 30, 2016, as compared to the Fund’s benchmark index (MSCI World Total Return Index) and as compared to a group of funds selected by Morningstar (the “Peer Group”) that employ similar investment strategies as the Fund.

The Board considered that the Fund’s performance for the one year period ended June 30, 2016 exceeded both the return of the MSCI World Total Return Index and the median of the Fund’s Morningstar category (World Stock), and was below the median of the Peer Group. The Board also considered that the Morningstar Report compared the Fund to the Peer Group in certain other risk-adjusted measures of performance, including standard deviation and Sharpe ratio, and noted that the Fund ranked above the median in those measures as compared to the World Stock category and was below the median as compared to its Peer Group. The Board further noted that the Adviser had delivered acceptable performance both on an absolute and risk-adjusted basis to shareholders, however, taking into account that the Fund had not been in operation for a sufficient time period to establish a meaningful long-term performance record. The Board concluded that, based on IronHorse’s presentation and the performance of the Fund, IronHorse’s performance was satisfactory and that IronHorse should continue to provide an acceptable level of investment returns for the Fund and its shareholders.

Fees and Expenses. As to the costs of the services provided by IronHorse, the Board considered a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the Peer Group. The Board noted that the Fund’s advisory fee had been reduced from 1.50% of the Fund’s average daily net assets to 1.25% effective October 1, 2016 and that such reduction was not captured by the Morningstar Report. The Board considered that adjusted for the reduced advisory fee, the Fund’s advisory fee was above the median of the Peer Group, but was not the highest fee in the Peer Group.

The Board also considered the net expense ratio of the Fund, noting that IronHorse had agreed to reimburse expenses to limit net annual operating expenses to 2.15%, 2.90%, 1.90% and 1.25% (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) of the average net assets attributable to Class A, Class C, Class I and Class Y shares of the Fund, respectively. The Board also considered that the Fund’s net expenses (Class I shares) when ranked against the Fund’s Morningstar Category (World Stock), were above the median of its Peer Group. The Board noted in considering the expenses of the Fund that the Fund’s average net assets were substantially lower than the median of either the World Stock category or the Peer Group, and that such factor may be suggestive that comparable funds in either the World Stock category or Peer Group may be able to benefit from economies of scale that the Fund presently cannot. The Board also took into account management’s discussion of the Fund’s expenses. In light of these factors, the Board concluded that the advisory fee was reasonable and that the overall expense ratio was acceptable.

Profitability. The Board considered IronHorse’s profitability and whether these profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by IronHorse based on current asset levels. The Board considered that IronHorse continues to waive a portion of its advisory fee to reimburse Fund operating expenses, and that net profits earned by IronHorse, if any, are not excessive on either an absolute basis or as a percentage of its gross advisory fee.

Economies of Scale. The Board considered whether IronHorse would realize economies of scale with respect to its management of the Fund as it grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board considered the profitability analysis provided by IronHorse, and considered that IronHorse had represented that it expected the Fund to achieve significant economies of scale at certain asset levels, but that at current asset levels, economies of scale was not a relevant consideration. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2016

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by IronHorse from its association with the Fund. The Board noted that IronHorse had identified potential “fall-out” benefits that it may receive include an enhanced firm profile and brand recognition. The Board considered these benefits appeared to be reasonable.

Conclusion. The Board, having requested and received such information from IronHorse as it believed reasonably necessary to evaluate the terms of the Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Agreement for an additional one-year term is in the best interests of the Fund and its shareholders.

Conductor Global Equity Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2016

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	117	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	117	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Professor (2016 to present) and Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

10/31/16 – Two Roads v3

Conductor Global Equity Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2016

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (financial printer)(2004 - 2011)	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Vice President (2016 to Present) and Assistant Vice President, Gemini Fund Services, LLC, (2012 – 2016); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present).	N/A	N/A

*	Information is as of October 31, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-467-2459.

10/31/16 – Two Roads v3

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

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Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-GO-RAILX or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-GO-RAILX.

Investment Advisor
IronHorse Capital LLC
3102 West End Avenue, Suite 400
Nashville, TN 37203

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2016	2015	2014
Conductor Global Fund	14,000	14,500	14,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015	2014
Conductor Global Fund	2,500	3,500	3,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2014 and 2013 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer,
Date: 1/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer
Date: 1/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer
Date: 1/6/2017